Exhibit 10.17.11

(Conformed Copy)

          FOURTEENTH AMENDMENT TO AGREEMENT FOR JOINT OWNERSHIP,
         CONSTRUCTION AND OPERATION OF NEW HAMPSHIRE NUCLEAR UNITS

     This Fourteenth Amendment to Agreement For Joint Ownership, Construction and Operation of New Hampshire Nuclear Units (the Fourteenth Amendment), made as of the 1st day of June, 1982, by and among Public Service Company of New Hampshire, The United Illuminating Company, Bangor Hydro-Electric Company, Central Maine Power Company, Central Vermont Public Service Corporation, Commonwealth Electric Company (formerly New Bedford Gas and Edison Light Company), The Connecticut Light and Power Company, Fitchburg Gas and Electric Light Company, Hudson Light and Power Department, Maine Public Service Company, Massachusetts Municipal Wholesale Electric Company, Montaup Electric Company, New England Power Company, New Hampshire Electric Cooperative, Inc., Taunton Municipal Lighting Plant and Vermont Electric Cooperative, Inc. (the Participants).

                             WITNESSETH THAT:

     WHEREAS, the Participants are parties to the Agreement for Joint Ownership, Construction and Operation of New Hampshire Nuclear Units made as of May 1, 1973, as heretofore amended by the amendatory agreements dated May 24, 1974, June 21, 1974, September 25, 1974, October 25, 1974, January
31, 1975, April 18, 1979, April 25, 1979, June 8, 1979, October 11, 1979,
December 15, 1979, June 16, 1980 and December 31, 1980 (collectively the Agreement); and

     WHEREAS, the Participants desire to effect, in accordance with (paragraph 29 of the Agreement, the amendments to the Agreement hereinafter set forth:

     NOW, THEREFORE, the Participants agree as follows:

1.   Amendment to Paragraph 23 - Rights re Transfer of Ownership Shares

     Paragraph 23 of the Agreement is hereby amended by adding after paragraph 23.1 the following paragraph:

               "23.2. Notwithstanding the provisions of paragraph 23.1 but subject to the provisions of paragraph 32.5, any Participant may sell all or any portion of its Ownership Share in particular nuclear fuel provided that such Participant makes arrangements to lease the fuel share so sold, that the terms of such sale and lease arrangements do not adversely affect the rights and interests of the other Participants in such particular nuclear fuel and in its use and financing in accordance with this Agreement, and that such terms are satisfactory to PSNH."

2.   Amendment to Paragraph 32 - Miscellaneous

     Paragraph 32.5 is hereby amended by striking out "paragraph 23" and substituting therefor "paragraph 23.1".

3.   Execution in Counterparts.

     Any number of counterparts of this Fourteenth Amendment may be executed and each shall have the same force and effect as an original and as if all the parties to all of the counterparts had signed the same instrument.

4.   Effective Date of this Fourteenth Amendment.

     When counterparts hereof have been executed by Participants having Ownership Shares aggregating at least 80%, this Fourteenth Amendment shall become effective in accordance with Paragraph 29 of the Agreement.

     IN WITNESS WHEREOF, each of the undersigned has caused this Fourteenth Amendment to be signed by an authorized officer and its respective seal to be affixed hereto on the date indicated but as of the date first above written.

Witness:                 PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

s/ Florence B. Chase               Bys/ W. C. Tallman         (Seal)

                                   Its Chairman
                                   Date June 3, 1982

State of New Hampshire
County of Hillsborough

     The foregoing instrument was acknowledged before me this 3rd day of June, 1982, by W. C. Tallman, Chairman, of Public Service Company of New Hampshire, a New Hampshire corporation, on behalf of the corporation.


                             s/ F. J. Coolbroth(Seal)
                             Notary Public
                             My Commission expires October 14, 1986



Witness:                        THE UNITED ILLUMINATING COMPANY

s/ Carlotta S. Shea                  Bys/ Leon A. Morgan    (Seal)

                                     Its Executive Vice President

                                    Date June 9, 1982

State of Connecticut
County of New Haven

     The foregoing instrument was acknowledged before me this 9th day of June, 1982, by Leon A. Morgan, Executive Vice President, of The United Illuminating Company, a Connecticut corporation, on behalf of the corpora-tion.


                            s/ Richard F. Skinner(Seal)

                            Richard F. Skinner

                            Notary Public

                            My commission expires April 1, 1985



Witness:                   BANGOR HYDRO-ELECTRIC COMPANY

                            s/ Robert S. Briggs
                             Bys/ T. A. Greenquist  (Seal)

                             Its President

                              DateJune 8, 1982

State of Maine
County of Penobscot
          The foregoing instrument was acknowledged before me this 8th day of June, 1982, by T. A. Greenquist, President, of Bangor Hydro-Electric
Company, a Maine corporation, on behalf of the corporation.


                            s/ Robert S. Briggs(Seal)



Witness:                      CENTRAL MAINE POWER COMPANY

s/ Judith Sargent            Bys/ E. W. Thurlow (Seal)

                             Its President

                            DateJune 7, 1982

State of Maine
County of Kennebec

     The foregoing instrument was acknowledged before me this 7th day of June, 1982, by E. W. Thurlow, President, of Central Maine Power Company, a Maine corporation, on behalf of the corporation.


                            s/ William M. Finn(Seal)

                            Notary Public

                            My commission expires September 16, 1984



Witness:                     CENTRAL VERMONT PUBLIC SERVICE CORPORATION

s/ Beverly H. Merrett             Bys/ James E. Griffin     (Seal)

                                     Its President

                                  DateJune 10, 1982

State of Vermont
County of Rutland

     The foregoing instrument was acknowledged before me this 10th day of June, 1982, by James E. Griffin, President, of Central Vermont Public Service Corporation, a Vermont corporation, on behalf of the corporation.


                            s/ Olga G. Laird(Seal)

                            Notary Public



Witness:                     COMMONWEALTH ELECTRIC COMPANY
                          (Formerly New Bedford Gas and Edison Light Company)
                             CANAL ELECTRIC COMPANY

s/ M. P. Sullivan            Bys/ E. G. Cheney  (Seal)

                             Its Financial Vice President

                             DateJune 10, 1982

Commonwealth of Massachusetts
County of Middlesex

     The foregoing instrument was acknowledged before me this 10th day of June, 1982, by E. G. Cheney, Financial Vice President, of Commonwealth Electric Company, Canal Electric Company, a Massachusetts corporation, on behalf of the corporation.

                            s/ Michael P. Sullivan(Seal)

                            Notary Public



Witness:                    THE CONNECTICUT LIGHT AND POWER COMPANY

s/ Walter F. Torrance, Jr.    By   s/ W. T. Schultheis       (Seal)

                              Its Vice President

                            DateJune 10, 1982

State of Connecticut
County of Hartford

     The foregoing instrument was acknowledged before me this 10th day of June, 1982, by Walter T. Schultheis, Vice President, of The Connecticut Light and Power Company, a Connecticut corporation, on behalf of the corporation.


                            s/ Janet E. Spencer(Seal)

                            Janet E. Spencer

                            Notary Public

                            My commission expires 3/31/85



Witness:                    FITCHBURG GAS AND ELECTRIC LIGHT COMPANY

s/ Bruce R. Garlick         Bys/ Howard W. Evirs, Jr.(Seal)

                            Its President

                            DateJune 17, 1982

Commonwealth of Massachusetts
County of Worcester

     The foregoing instrument was acknowledged before me this 17th day of June, 1982, by Howard W. Evirs, Jr., President, of Fitchburg Gas and Electric Light Company, a Massachusetts corporation, on behalf of the corporation.


                            s/ John A. Haven(Seal)

                            My commission expires April 2, 1987



Witness:                    HUDSON LIGHT AND POWER DEPARTMENT

s/ Mary Ann Kenyon           Bys/ Horst Huehmer   (Seal)

                            Its Manager

                            Date7/16/82

Commonwealth of Massachusetts
County of Middlesex

     The foregoing instrument was acknowledged before me this 16th day of July, 1982, by Horst Huehmer, Manager, of Hudson Light and Power
Department, an agency of a Massachusetts municipal corporation, on behalf of the corporation.


                            s/ George E. Thompson(Seal)


Witness:                     MAINE PUBLIC SERVICE COMPANY

s/ Glenna M. Briggs          Bys/ R. A. Brown         (Seal)

                             Its President

                            DateJune 10, 1982

State of Maine
County of Aroostook

     The foregoing instrument was acknowledged before me this 10th day of June, 1982, by Ralph A. Brown, President, of Maine Public Service Company, a Maine corporation, on behalf of the corporation.


                            s/ Linda M. Swett(Seal)

                            My Commission Expires July 10, 1988



Witness:             MASSACHUSETTS MUNICIPAL WHOLESALE ELECTRIC COMPANY

s/ Laurie Thompson         Bys/ Phillip C. Otness(Seal)

                           Its General Manager and Secretary

                            DateDecember 9, 1982

Commonwealth of Massachusetts
County of Hampden

     The foregoing instrument was acknowledged before me this 9th day of December, 1982, by Phillip C. Otness, General Manager and Secretary, of Massachusetts Municipal Wholesale Electric Company, a Massachusetts corporation, on behalf of the corporation.


                            s/ Armand J. Goulet(Seal)

                            Notary Public

                            My Commission expires 3/3/89



Witness:                    MONTAUP ELECTRIC COMPANY
s/ Donald G. Parker       Bys/ John F. G. Eichorn(Seal)

                          Its President

                          DateJune 8, 1982

Commonwealth of Massachusetts
County of Suffolk

     The foregoing instrument was acknowledged before me this 8th day of June, 1982, by John F. G. Eichorn, Jr., President, of Montaup Electric Company, a Massachusetts corporation, on behalf of the corporation.


                            s/ William F. O'Connor(Seal)

                            Notary Public

                            My Commission Expires:  May 18, 1984



Witness:                    NEW ENGLAND POWER COMPANY


                             By(Seal)

                             Its

                            Date


Commonwealth of Massachusetts
County of Worcester

     The foregoing instrument was acknowledged before me this           day
of June, 1982, by
, of New England Power Company, a Massachusetts corporation, on behalf of the corporation.


                                                                    (Seal)



Witness:                             NEW HAMPSHIRE ELECTRIC COOPERATIVE, INC.

s/ William A. Bardely             Bys/ James J. Page           (Seal)

                                     Its President

                            Date2/25/83

State of New Hampshire
County of Grafton

     The foregoing instrument was acknowledged before me this 25th day of February, 1983, by James Page, of New Hampshire Electric Cooperative, Inc., a New Hampshire corporation, on behalf of the corporation.


                            s/ Maurice H. Muzzey(Seal)

                            My Commission Expires 12/13/87



Witness:                             TAUNTON MUNICIPAL LIGHTING PLANT

s/ W. F. O'Connor                        Bys/ Joseph M. Blain(Seal)

                                      Its General Manager

                            Date6/17/82

Commonwealth of Massachusetts
County of Bristol

     The foregoing instrument was acknowledged before me this 25th day of June, 1982, by Joseph M. Blain, of Taunton Municipal Lighting Plant, an agency of a Massachusetts municipal corporation, on behalf of the corporation.


                            s/ Patricia S. Adams(Seal)

                            My commission expires 11/26/82



Witness:                             VERMONT ELECTRIC COOPERATIVE, INC.

s/ Nora H. Winckler                  Bys/ William J. Gallagher(Seal)

                                 Its Vice-President and Executive Manager

                            DateJune 14, 1982

State of Vermont
County of Lamoile

     The foregoing instrument was acknowledged before me this 14th day of June, 1982, by William J. Gallagher, Vice-President and Executive Manager, of Vermont Electric Cooperative, Inc., a Vermont corporation, on behalf of the corporation.


                            s/ Nora H. Winckler(Seal)